Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Income Taxes [Abstract]
Income Taxes

(9) Income Taxes

In accordance with GAAP, a valuation allowance should be provided if it is more likely than not that some or all of ARCA’s deferred tax assets will not be realized. ARCA’s ability to realize the benefit of its deferred tax assets will depend on the generation of future taxable income. Due to the uncertainty of future profitable operations and taxable income, ARCA has recorded a full valuation allowance against its net deferred tax assets. ARCA believes its tax filing positions and deductions related to tax periods subject to examination will be sustained upon audit and, therefore, has no reserve for uncertain tax positions.

(10) Income Taxes

Effective June 1, 2005, ARCA changed from an S-Corporation to a C-Corporation. As an S-Corporation, the net operating loss carryforwards were distributed to ARCA’s stockholders; such amounts were not significant. As of December 31, 2023, ARCA has net operating loss carryforwards of approximately $208.1 million, and approximately $2.4 million of research and development credits that may be used to offset future taxable income. ARCA’s net operating loss carryforwards through December 31, 2017 will expire beginning 2025 through 2037. The net operating loss carryforwards beginning in 2018, have no expiration. Utilization of net operating losses and tax credits, including those acquired as a result of the Merger, will be subject to an annual limitation due to ownership change limitations provided by Internal Revenue Code Section 382. ARCA believes that an ownership change limitation as defined under Section 382 of the U.S. Internal Revenue Code occurred as a result of its various historical financing transactions. Future utilization of the federal net operating losses and tax credit carryforwards accumulated from June 2005 to the change in ownership date will be subject to annual limitations to offset future taxable income. The annual limitation may result in the expiration of the net operating losses and credits before utilization. As such, a portion of ARCA’s net operating loss carryforwards may be limited.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Due primarily to ARCA’s history of operating losses, management is unable to conclude that it is more likely than not that ARCA will realize the benefits of these deductible differences, and accordingly has provided a valuation allowance against the entire net deferred tax assets and liabilities of approximately $55.5 million at December 31, 2023, reflecting an increase of approximately $1.2 million from December 31, 2022. The deferred tax assets are primarily comprised of net operating loss carryforwards and research and experimentation credit carryforwards. As of December 31, 2023, ARCA has not performed an Internal Revenue Code Section 382 limitation study. Depending on the outcome of such a study, the gross amount of net operating losses recognizable in future tax periods could be limited. A limitation in the carryforwards would decrease the carrying amount of the gross amount of the net operating loss carryforwards, with a corresponding decrease in the valuation allowance recorded against these gross deferred tax assets.

Income tax benefit attributable to ARCA’s loss from operations before income taxes differs from the amounts computed by applying the U.S. federal statutory income tax rate of 21% for 2023 and 2022, as a result of the following (in thousands):

	Years ended December 31,
	2023	2022
U.S. federal income tax benefit at statutory rates	$(1,121)	$(2,085)
State income tax benefit, net of federal benefit	(192)	(357)
Research and experimentation credits	—	—
Deferred tax asset adjustment	47	2
Other	107	186
Change in valuation allowance	1,159	2,254
Income tax benefit	$—	$—

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes, as well as operating loss and tax credit carryforwards. The income tax effects of temporary differences and carryforwards that give rise to significant portions of ARCA’s net deferred tax assets and liabilities consisted of the following (in thousands):

	As of December 31,
	2023	2022
Deferred tax assets:
Net operating loss carryforwards	$51,190	$50,008
Charitable contribution carryforwards	371	393
Research and experimentation credits	2,420	2,420
Capitalized research and development costs	951	979
Capitalized intangibles	354	356
Stock-based compensation	232	205
Accrued compensation	7	6
Lease liabilities	69	94
Total deferred tax assets	55,594	54,461
Valuation allowance	(55,531)	(54,372)
Deferred tax assets, net of valuation allowance	63	89
Deferred tax liabilities:
Right-of-use asset	(61)	(84)
Depreciation and amortization	(2)	(5)
Net deferred tax liability	$—	$—

Since ARCA is in a loss carryforward position, it is generally subject to U.S. federal and state income tax examinations by tax authorities for all years for which a loss carryforward is available. Thus, ARCA’s open tax years extend back to 2009. ARCA believes that its tax filing positions and deductions related to tax periods subject to examination will be sustained upon audit and does not anticipate any adjustment will result in a material adverse effect on ARCA’s financial condition, result of operations, or cash flow. For the years ended December 31, 2023 and 2022, ARCA has no reserve for uncertain tax positions. ARCA does not expect that the total amounts of unrecognized tax benefits will significantly increase or decrease within the subsequent twelve months. In the event ARCA concludes it is subject to interest or penalties arising from uncertain tax positions, it will record interest and penalties as a component of other income and expense. No interest or penalties were recognized in the financial statements for the years ended December 31, 2023 and 2022.